Filed Pursuant to Rule 497(e)
Registration No. 333-131842

HealthShares™ Inc. (the “Company”)

Supplement dated November 7, 2007 to the Company’s Prospectus and Statement of Additional Information dated January 23, 2007

Revisions to disclosures regarding level of Creation Unit Transactions Fees and Redemption Unit Transaction Fees.

The following disclosures regarding the level of Creation Unit Transaction Fees and Redemption Unit Transaction Fees are hereby revised.

Prospectus Fee Table revisions– (A) The following revisions apply to the “Fees and Expenses” table for each of the Funds, other than the HealthShares™ Composite Exchange-Traded Fund:

(i)
Footnote 1 is hereby revised to read as follows: “(1) An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund.  The minimum Transaction Fee is $500, although the fee may vary.  See “Creation Unit Purchase and Redemption Transaction Fees” below.  In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.   Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.”

(ii)
The heading “Creation Unit Transaction Fees and Redemption Transaction Fees” following the notes is revised to read “Creation Unit Purchase and Redemption Transaction Fees” and the disclosure under that heading is revised to read as follows:

“The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000 [200,000 for the Asian Health Exchange-Traded Fund].  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired.  The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC.  There is no maximum transaction fee level.  Based on the current composition of the Index and the manner in which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $500.  The value of a Creation Unit of the Fund, as of the date of this prospectus, was approximately $2,500,000

[$10,000,000 for the Asian Health Exchange-Traded Fund].  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $2,500,000 [$10,000,000 for the Asian Health Exchange-Traded Fund], a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:”

(B)   The following revisions apply to the “Fees and Expenses” table for the HealthShares™ Composite Exchange-Traded Fund:

(i)
Footnote 1 is hereby revised to read as follows: “(1) An investor purchasing or redeeming Creation Units of the Fund will pay a transaction fee to the Fund.  The minimum Transaction Fee is $500, although the fee may vary and is expected to be approximately $1,500 for the Fund.  See “Creation Unit Purchase and Redemption Transaction Fees” below.  In addition, an investor buying or selling shares of the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.   Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.”

(ii)
The heading “Creation Unit Transaction Fees and Redemption Transaction Fees: following the notes is revised to read “Creation Unit Purchase and Redemption Transaction Fees” and the disclosure under that heading is revised to read as follows:

“The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A minimum Creation Unit transaction fee of $500 is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired.  The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC.  There is no maximum transaction fee level.  Based on the current composition of the Index and the manner at which Creation Unit purchases and redemptions are expected to settle, it is presently expected that the applicable Creation Unit purchase/redemption fee will be $1,500.  The value of a Creation Unit of the Fund, as of the date of this prospectus, was approximately $2,500,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:”

Other Prospectus Revisions – The fourth bullet point under “Buying and Selling Fund Shares – Buying Shares Directly From a Fund” is revised to read as follows:

•      “Transaction Fee on Purchase of Creation Units.  The Funds impose a transaction fee on each purchase of Creation Units.  The level of the fee is variable and will depend on the number of securities in the Creation Unit purchase or redemption basket and on whether the transaction is effected through the NSCC’s enhanced clearing process or through the manual DTC clearing process.  For transactions effected through the NSCC enhanced clearing process, the fee is typically $5 per security with a minimum charge of $500, increasing in increments of $500 with no maximum charge.  For transactions effected through the manual DTC closing process, the fee is typically $15 per security, with a minimum of $500, increasing in increments of $500 with no maximum charge.  Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund.  The transaction fee is paid to the Fund, not to the distributor, the Advisor or a third party.  The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.”

Statement of Additional Information Revisions– The section entitled “Information About HealthShares – Procedures for Creation of Creation Units – Creation Transaction Fee” is revised to read as follows:

 “Creation Transaction Fee.  To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee, payable to the Company regardless of the number of creations made each day.  A minimum Creation Unit transaction fee is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired.  The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC.  There is no maximum transaction fee level.  An additional Creation Unit charge may be imposed for cash creations (to offset the Company’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

The level of the Creation/Redemption transaction fee is described in the prospectus.”